UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2020

RTW RETAILWINDS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-32315 (Commission File Number)	33-1031445 (IRS Employer Identification No.)

330 West 34th Street
9th Floor
New York, New York 10001
(Address of principal executive offices, including  Zip Code)

(212) 884-2000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share*	RTWI*	OTC Pink*

*On July 6, 2020, the New York Stock Exchange (“NYSE”) notified RTW Retailwinds, Inc. (the “Company”) that it would apply to the Securities and Exchange Commission (the “SEC”) to delist the Company’s common stock upon completion of all applicable procedures. The delisting will be effective 10 days after a Form 25 is filed with the SEC by the NYSE. The Company’s trading of its common stock commenced on July 7, 2020 on the OTC Pink, under the symbol “RTWI.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

Voluntary Petition for Reorganization

On July 13, 2020, RTW Retailwinds, Inc. (together with its subsidiaries, the “Company”) filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). The Company has requested joint administration of its Chapter 11 cases under the caption In re: RTW Retailwinds, Inc., et. al., Case No. 20-18445.

The Company has filed customary motions with the Bankruptcy Court that will authorize, upon Bankruptcy Court approval, the Company’s ability to maintain operations in the ordinary course of business, including, among other things, the payment of employee wages and benefits without interruption, payment of suppliers and vendors in the normal course of business, and the use of cash collateral. These motions are typical in the Chapter 11 process and the Company anticipates that they will be approved shortly after the commencement of its Chapter 11 case.

Item 7.01 Regulation FD Disclosure.

On July 13, 2020, the Company issued a press release announcing the filing of voluntary petitions for relief under Chapter 11. The press release is furnished as Exhibit 99.1 hereto.

The information, including Exhibit 99.1 hereto, the Company furnished under Item 7.01 of this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibit

Exhibit No.	Description
99.1	Press release issued on July 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTW RETAILWINDS, INC.

/s/ Sheamus Toal
Date: July 13, 2020	Name:	Sheamus Toal
	Title:	Chief Executive Officer and Chief Financial Officer

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